Exhibit 10.1

LEASE AGREEMENT

This Lease Agreement (this “Lease”) is entered into as of February 27, 2011, between HUNT CLUB INVESTMENT GROUP LLC, a Michigan limited liability company (“Landlord”) and HIGH PLAINS GAS, LLC, a Delaware corporation (“Tenant”).

1.

Defined Terms.  The following terms shall have the meaning ascribed to them below; any other capitalized terms are as defined in the Lease.

(a)

Landlord and Landlord’s Address (subparagraph 18(h)):

Hunt Club Investment Group c/o
JPK Management LLC
PO Box 980595
Park City, Utah

(b)

Tenant and Tenant’s Address for Notices (subparagraph 18(h)):

High Plains Gas, LLC
Attn: Mark Hettinger
3601 Southern Drive
Gillette, Wyoming  82718
(307) 686-5030

(c)

Street Address of Premises:

3601 Southern Drive
Gillette, Wyoming

(d)

Initial Term Expiration Date:

February 26, 2014, unless extended as provided in paragraph 4

(e)

Commencement Date:

February 27, 2011

(f)

Base Monthly Rent:

$20,000.00 each month

(g)

Security Deposit (subparagraph 6(a)):

$46,000.00

(h)

Permitted Uses (paragraph 7):

Oil and Gas Operating Business

(i)

Guarantor and Guarantor’s Address (subparagraph 17(y)):

[INTENTIONALLY DELETED.]

(j)

Landlord’s Broker (subparagraph 17(z)):

N/A

(k)

Tenant’s Broker (subparagraph 17(z)):

N/A

2.

Leased Premises.

(a)

Property to be Leased.  As of the Commencement Date, Landlord leases to Tenant, and Tenant leases from Landlord, subject to the terms and conditions contained herein, (i) real property located at the address set forth in paragraph 1 and legally described in attached Exhibit A (the “Property”) and (ii) those improvements existing on the Property as of the date of this Lease (the “Improvements”).  The Property and the Improvements are collectively referred to as the “Premises.”

(b)

Reserved Rights of Landlord.  Notwithstanding the foregoing, Landlord reserves the right from time to time, without unreasonable interference with Tenant’s use, to alter the boundaries of the Premises, grant easements on the Premises and dedicate for public use portions thereof with Tenant’s consent (which consent shall not be unreasonably withheld), provided that no such grant or dedication shall unreasonably interfere with Tenant’s use of the Premises or otherwise cause Tenant to incur cost or expense.

3.

Term.  The term of this Lease shall be from the Commencement Date through the Initial Term Expiration Date, unless extended as provided for in paragraph 4 (the “Term”).

4.

Option to Extend.

(a)

Extension Period.  Tenant shall have the option to extend the Term of the Lease by an additional five years (the “First Extension Period”), and by another five years immediately following the First Extension Period (the “Second Extension Period”); provided, however, that Tenant will not be entitled to exercise the extension options if, at the time of exercise or at the time the extension term would commence, a default has occurred and is continuing.  If properly exercised, the First Extension Period shall commence immediately following the Initial Term Expiration Date and the Second Extension Period shall commence immediately after the First Extension Period.

(b)

Exercise of Options.  Tenant shall exercise the extension option for the First Extension Period by giving written notice to Landlord of Tenant’s intention to do so by September 1, 2012.  Provided Tenant has exercised its option for the First Extension Period, Tenant shall exercise the extension option for the Second Extension Period by giving written notice to Landlord of Tenant’s intention to do so by September 1, 2015.  Once Tenant has given written notice of an option to extend it, tenant may not revoke it.

(c)

Failure to Give Notice.  If Tenant fails to give an extension notice within the applicable time periods set forth above, then this Lease shall terminate on the Initial Lease Term Expiration Date or on the last day of the First Extension Period, as applicable.

(d)

Terms of Extension.  If Tenant properly extends this Lease, the applicable extension period shall be on all of the same terms and conditions as then in effect under this Lease, except that Base Monthly Rent for the applicable extension period will be determined as provided in paragraph 5(b).

5.

Rent.

(a)

Base Monthly Rent.  Tenant shall pay Landlord as base monthly rent for the Premises a sum equal to the Base Monthly Rent set forth in paragraph 1 on or before the first day of each and every calendar month during the Term of this Lease, except that Base Monthly Rent for the first full calendar month of the Term shall be payable simultaneously with the execution of this Lease by Tenant.  The Base Monthly Rent and any other amounts required to be paid by Tenant under this Lease are collectively referred to as the “Rent.”

(b)

Base Monthly Rent for First Extension Period.  Base Monthly Rent shall be subject to annual 1.5% increases on February 27 of each year throughout the First Extension Period based on monthly rent in effect immediately preceding such date which Base Monthly Rent shall continue effect until the next scheduled increase.

(c)

Base Monthly Rent for Second Extension Period.  At the commencement of the Second Extension Period, the Base Monthly Rent shall increase by 2% over the Base Monthly Rent in effect immediately preceding such commencement date and shall increase on February 27 of each year throughout the Second Extension Period by 2% over the Base Monthly Rent in effect immediately preceding such date, which Base Monthly Rent shall continue in effect until the next scheduled increase.  Beginning on the first day of the month following the month in which Landlord receives Tenant’s written extension notice for the Second Extension Period, 1/12th of the Base Monthly Rent then in effect shall be deducted from the Base Monthly Rent for that month and the following eleven months.

(d)

Pro Rata Rent.  Base Monthly Rent for any period during the Term which is for less than one month shall be a pro rata portion of the Base Monthly Rent installment due for that month.  Rent shall be payable, without deduction or offset, in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

(e)

Net Lease.  This Lease is what is commonly called a “net lease,” it being understood that Landlord shall receive the Rent set forth in this paragraph free and clear of any and all impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with its ownership and leasing of the Premises except those expenses specifically designated in this Lease to be borne by Landlord.  In addition to the Rent provided in this paragraph, Tenant shall pay all impositions, taxes, insurance premiums, operating charges, management fees, costs and other expenses which arise or may be contemplated under any provisions of this Lease during the Term.  All of such charges, costs and expenses shall constitute additional rent and, upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent.  It is the intention of the parties hereto that Tenant shall in no event be entitled to any abatement of or reduction in Rent or additional rent payable hereunder, except as expressly provided herein.  Any present or future law to the contrary shall not alter this agreement of the parties.

(f)

Reimbursable Expenses.  Any sum which is designated specifically in this Lease as a “Reimbursable Expense” for which Landlord is to be paid by Tenant shall be paid by Tenant to Landlord in accordance with the following provisions:

(i)

Landlord shall prepare an annual statement (the “Annual Statement”) setting forth the sum of the Reimbursable Expenses for the calendar year ending on the prior December 31 and setting forth the estimated Reimbursable Expenses that will be incurred by Landlord during the current calendar year ending on the next following December 31.

(ii)

Landlord shall endeavor to give to Tenant such Annual Statement on or before April 1 of each calendar year throughout the Term of the Lease, but Landlord’s failure to provide Tenant with an Annual Statement by said date shall not constitute a waiver by Landlord of its right to require payment by Tenant of estimated Reimbursable Expenses or actual Reimbursable Expenses.

(iii)

The Reimbursable Expenses for the calendar year in which the Annual Statement is received shall be divided by 12 and one such installment, subject to adjustment of the amount of such installment as provided in subparagraph (iv) below, shall be paid concurrently with each payment of monthly rent thereafter until receipt by Tenant of the next Annual Statement.  In addition, Tenant shall pay in full concurrently with the first Base Monthly Rent payment due following receipt of the Annual Statement an amount equal to the excess of the monthly installment required to be paid under the most current Annual Statement over the monthly installment made under the preceding Annual Statement (or the amount specified in subparagraph (vi) below, as applicable) multiplied by the number of months from January through the month in which the Annual Statement is received by Tenant.  Anything in the foregoing to the contrary, notwithstanding, if for any reason no payment of Base Monthly Rent is actually due on one or more of the dates that monthly payments of Base Monthly Rent would otherwise be made under this Lease, whether because such Base Monthly Rent payment has been prepaid, because no Base Monthly Rent is being charged for such monthly period, or otherwise, a payment for Reimbursable Expenses shall nonetheless be due and owing on each day such Base Monthly Rent payment would otherwise have been due and owing.

(iv)

If, after Landlord’s submission of the Annual Statement for a calendar year or establishment by Landlord of the amount of an estimated payment of Reimbursable Expenses pursuant to subparagraph (vi) below, Landlord subsequently determines that Landlord’s estimate of the Reimbursable Expenses for such calendar year has become inaccurate or additional items become Reimbursable Expenses under this Lease, Landlord may adjust the amount which is payable during the remainder of the calendar year for which the estimate was made and for the next calendar year until the next Annual Statement is received by Tenant.  The amount of the adjustment shall be an equal amount and shall be an increase or decrease equal to that amount which will cause the sum of the estimated payments of Reimbursable Expenses previously received by Landlord from Tenant for such calendar and the estimated payments of Reimbursable Expenses to be received by Landlord from Tenant for the remainder of such calendar year to equal the updated estimate by Landlord of the Reimbursable Expenses to be incurred by Landlord for such calendar year.

(v)

If actual Reimbursable Expenses for the past calendar year as shown on the Annual Statement are greater than the payments made by Tenant for that calendar year, then concurrently with the first monthly rent payment due following receipt by Tenant of the Annual Statement, Tenant shall pay in full an amount equal to such excess.  If actual Reimbursable Expenses for the past calendar year as shown on the Annual Statement is less than the payments made by Tenant for that calendar year, the amount of such overpayment shall be credited against the next monthly rent payment(s) falling due.

(vi)

An Annual Statement need not be given during the period from the Commencement Date (or implementation of this monthly payment program) until December 31 of the year in which the Commencement Date (or implementation of this monthly payment program) occurs and, subject to adjustment as provided in subparagraph (iv) above, estimated payments of Reimbursable Expenses during such period and until the first Annual Statement is issued to Tenant in the next calendar year shall be in the amount specified by Landlord and shall be made concurrently with each rent payment due during the period from the Commencement Date until the first Annual Statement is issued; provided, however, if for any reason no payment of monthly Rent is actually due on the date that monthly rental payments would otherwise be made under this Lease, whether because such monthly Rent payment has been prepaid, because no Base Monthly Rent is being charged for such monthly period, or otherwise, the payment for Reimbursable Expenses shall nonetheless be due and owing on the day such Rent payment would otherwise have been due and owing.

(vii)

Even though the Term has expired and the Tenant has vacated the Premises when the final determination is made of the Reimbursable Expenses for the calendar year in which the Lease expires, Tenant shall immediately pay the excess of the Reimbursable Expenses for the portion of such year in which Tenant was in occupancy over the estimated payments made by Tenant for that calendar year and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

(viii)

An administrative charge equal to Three  percent (3%) of the Reimbursable Expenses shall be added to each installment payment due under this subparagraph (e) (including the estimated payments and any reconciliation payment), which administrative charge shall be reflected in the Annual Statement, shall be payable in addition to the Reimbursable Expenses and shall be intended to compensate Landlord for supervision, administrative and clerical costs.

(ix)

Each Annual Statement shall be prepared in accordance with generally recognized and established accounting practices and each determination and Annual Statement, certified by Landlord, shall be final and conclusive on both parties, including any determination made by Landlord of the appropriate estimated payment during the period prior to issuance of the first Annual Statement to Tenant.

6.

Security.

(a)

Security Deposit.  Tenant shall deposit with Landlord upon execution hereof the Security Deposit set forth in paragraph 1 above as security for Tenant’s faithful performance of Tenant’s obligations hereunder.  If Tenant fails to pay Rent, additional rent or any other charges payable by Tenant hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may at its option use, apply or retain all or any portion of the Security Deposit (i) to remedy Tenant’s defaults in the payment of Rent, additional rent or any other sums payable by Tenant pursuant to the terms hereof, (ii) to repair any damage to the Premises, (iii) to clean and otherwise maintain the Premises, or (iv) to compensate Landlord for any other loss or damage which Landlord may suffer thereby.  If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall, within 20 days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount hereinabove stated and Tenant’s failure to do so shall be a breach of and a default under this Lease.  Landlord shall  be required to keep the Security Deposit separate from its general accounts.  If Tenant performs all of Tenant’s obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord’s option, to the last assignee, if any, of Tenant’s interest hereunder) on or before 30 days after the later of the expiration of the Term hereof or the date Tenant vacates the Premises.

(b)

Lien and Security Interest.  Tenant hereby grants to Landlord a lien and security interest upon all property of Tenant now or hereafter placed in or about the Premises to secure payment of all rents and other sums payable to Landlord hereunder and the payment of any damages or losses suffered by Landlord by reason of Tenant’s breach of this Lease.  Landlord, as secured party, shall be entitled to all rights and remedies afforded a secured party under the Wyoming Uniform Commercial Code, as the same may be amended from time to time, such rights and remedies to be in addition to and cumulative of any landlord’s lien granted by law or elsewhere in this Lease.  Tenant hereby authorizes Landlord to execute and file such notices, forms and financing statements as may be appropriate to perfect and/or to give notices to third parties of the lien and security interest herein granted to Landlord, including but not limited to initial financing statements, amendments thereto, continuation statements and forms commonly referred to as UCC-1s.  Tenant shall execute any appropriate UCC forms upon reasonable request by Landlord.

7.

Use.

(a)

General.  The Premises shall be used and occupied only for the Permitted Uses set forth in paragraph 1 above and for no other purpose.

(b)

Compliance with Law.  Effective as of the Commencement Date and thereafter throughout the Term of this Lease, Tenant shall, at Tenant’s sole cost and expense, comply with all present and future laws, ordinances, orders, declarations of covenants and restrictions, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, and any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Premises, and the sidewalk, curbs and vaults adjoining the Premises or to the use or manner of use of the Premises (“Applicable Laws”), whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets or sidewalks adjacent to the Premises, or onto or over other property contiguous or adjacent thereto.  Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance.  Tenant agrees to obtain any and all necessary permits and licenses for Tenant’s activities at the Premises prior to execution of this Lease, including registering with the Wyoming Secretary of State.

(c)

Existing Title and Condition of Premises.    Tenant hereby accepts the Premises “AS IS” and “WHERE IS” and subject to all Applicable Laws, liens, claims and encumbrances currently existing against the Premises or any part thereof, including all matters disclosed by any of the foregoing.  Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or conditions of the Premises and Tenant shall seek recovery for such injury or damage solely from Tenant’s insurance and/or any other persons or entities which may be liable to Tenant.  Tenant waives any right to make repairs or replacements to the Premises at the expense of Landlord.  Tenant expressly acknowledges and agrees that Tenant is responsible for maintaining the Premises in good condition and repair.  Tenant represents Tenant has, prior to execution of this Lease, inspected the Premises and found it suitable for Tenant’s purposes.  Tenant agrees that neither Landlord nor Landlord’s agents have made any representations or warranties as to the Premises, including without limitation, any representation or warranty as to the condition or fitness of the Improvements or the suitability of the Improvements for the conduct of Tenant’s business.

(d)

Signs.  Tenant shall not erect or install on any exterior or interior window, any door, or any exterior wall any signs, advertising media, placards, trademarks, drapes, screens, tinting materials, shades, blinds or similar items, without first securing Landlord’s written permission which may be withheld in Landlord’s reasonable discretion.  All signs shall comply with all Applicable Laws.  Tenant shall properly maintain all approved signs.  Upon expiration of the Lease, Tenant promptly shall remove all signs placed in and around the

Premises by Tenant and shall repair any damage to the Premises caused by the removal of such signs.

(e)

Governmental Regulation.  In addition to the general obligation of Tenant to comply with laws and without limitation thereof, Landlord shall not be liable to Tenant and this Lease not be affected if any parking privileges appurtenant to or on the Premises are impaired by reason of any moratorium, initiative, referendum, statute, regulation, or other governmental decree or action which could in any manner prevent or limit the parking rights of Tenant hereunder.  Any governmental charges or surcharges or other monetary obligations imposed relative to parking rights with respect to the Premises shall be considered as Property Taxes and shall be payable by Tenant under the provisions of paragraph 14 hereof.

8.

Maintenance and Repairs.

(a)

Tenant’s Maintenance.  Tenant shall, at Tenant’s sole cost and expense, keep and maintain the Premises in good order and repair and in a safe and clean condition, including, without limitation, the structure, bearing walls, the foundation, the roof and outside wall surfaces, the subfloors and floor coverings, the electrical, plumbing and HVAC systems, any and all alterations and additions made to the Premises pursuant to the provisions hereof, all walks, driveways, parking and loading areas, lawns and landscaping, fences and signs located in the areas which are adjacent to or included with the Premises.  Tenant shall, at Tenant’s own expense, immediately replace all interior, exterior or other glass in or about the Premises that may be broken during the Term with glass at least equal to the specification and quality of the glass so replaced.  If Tenant fails to perform Tenant’s obligations under this subparagraph, Landlord may at its option enter upon the Premises after 10 days prior written notice to Tenant and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 18% per annum, or the maximum legal rate if the rate of 18% per annum is usurious, shall become due and payable as additional rental to Landlord together with Tenant’s next monthly Rent payment.  Nothing herein shall imply any duty upon the part of Landlord to do any such work and the performance thereof by Landlord shall not constitute a waiver of Tenant’s default in failing to perform the same.  Landlord may, during the progress of any such work in or on the Premises, keep and store therein all necessary materials, tools, supplies and equipment.  Landlord shall not be liable for the inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies or equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby.

(b)

Service Contracts.  Tenant shall, at Tenant’s sole expense, procure and maintain contracts, with copies to Landlord, in customary form and substance for, and with contractors specializing and experienced in, the maintenance of the following equipment and improvements, if any, if and when installed on the Premises:  (i) HVAC equipment, (ii) boiler and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) basic utility feed to the perimeter of any building(s) located on the Premises, and (viii) any other equipment, if reasonably required by Landlord.  Each such contract shall obligate the vendor of the services to give to Landlord copies of all reports prepared thereunder, including but not limited to annual inspection reports, and to give Landlord written notice of any termination thereof or expiration thereof without renewal.  Tenant shall also furnish copies of all such reports to Landlord immediately upon receipt thereof by Tenant and notify Landlord in writing of any termination of a service contract and of the expiration thereof without renewal.

(c)

Surrender.  On the last day of the Term, or on any earlier termination of this Lease, Tenant, except as hereinafter specifically provided in this subparagraph (d), shall remove all of its personal property, including but not limited to movable furniture, trade fixtures and equipment not permanently attached to the Premises, and surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear alone excepted.  All improvements and alterations to the Premises, whether temporary or permanent in character, shall be the Landlord’s property on termination of this Lease and shall be surrendered to Landlord in good condition and repair upon expiration of the Term or other termination of this Lease, all without compensation to Tenant; provided, however, if (i) Landlord has required Tenant to remove alterations and additions made by Tenant pursuant to the provisions of subparagraph 10(a), Tenant shall remove such; and (ii) if Landlord has retained the option under subparagraph 10(a) to require Tenant to remove any such alterations or improvements, Tenant shall remove such upon written notice given by Landlord to Tenant not later than 30 days prior to the expiration date of the Term or within 15 days after any earlier termination of this Lease.  Tenant shall repair in a workman-like manner all damage to the Premises occasioned by the Tenant’s removal of alterations, improvements and personal property (including, without limitation, its trade fixtures, furnishings and equipment), which repair shall include, without limitation, the patching and filling of holes and repair of structural damage to the Premises.

(d)

Additional Maintenance by Landlord.  Landlord and Tenant may, by mutual agreement simultaneously with the execution of this Lease, after execution of this Lease but prior to commencement of the Term, or during the Term, agree from time to time that Landlord shall perform other maintenance and repair work with respect to the Premises which, in the absence of such other agreement, would be the responsibility of Tenant under this Lease.  If Landlord and Tenant do enter into such an agreement, the charges of Landlord for the performance of such additional maintenance and repair work shall be considered a Reimbursable Expense which, except to the extent otherwise specifically provided in the agreement between Landlord and Tenant, is to be paid by Tenant to Landlord in accordance with paragraph 5(f) of this Lease.

9.

Utilities.  Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon and connection or installation fees or costs associated therewith.  If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises, and Landlord’s determination thereof, in good faith, shall be conclusive.  Landlord reserves the right to grant easements on the Premises, and to dedicate for public use portions thereof, without Tenant’s consent provided that no such grant or dedication shall interfere with Tenant’s use of the Premises or otherwise cause Tenant to incur cost or expense.  From time to time upon Landlord’s demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord’s instructions, any and all documents or instruments necessary to effect Tenant’s covenants in this Paragraph 9.  If

Tenant fails to pay in a timely manner any charges which are Tenant’s responsibility under this paragraph 9, Landlord shall be entitled, at Landlord’s option, to exercise any and all rights which Landlord may have at law, in equity or under this Lease for such failure, including but not limited to those set forth in subparagraph 17(d) below.

10.

Alterations and Additions.

(a)

Limitation.  Tenant shall not, without Landlord’s prior written consent, make any alterations, improvements, additions, or utility installations (which term “utility installations” shall include ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring) in, on or about the Premises, except for interior nonstructural alterations to the Premises costing less than $5,000 in the aggregate over any one year period.  As a condition to giving such consent, Landlord may require that Tenant agree to (i) remove any such alterations, improvements, additions or utility installations at the expiration of the Term and restore the Premises to their prior condition or (ii) require that such alterations, improvements, additions or utility installations shall become the property of Landlord and shall be left by Tenant upon the expiration of the Term.  As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant’s sole cost and expense, lien and completion bonds in an amount equal to 150% of the estimated cost of such improvements to insure Landlord against any liability for mechanics’ and materialmen’s liens and to insure completion of the work.  All alterations, improvements, additions and utility installations made by Tenant shall be made in full compliance with all Applicable Laws.

(b)

Liens.  Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on or in connection with the Premises, which claims are or may be secured by any mechanics’ or materialmens’ lien against the Premises or any interest therein.  Tenant shall give Landlord not less than 10 days notice prior to the commencement of any work on the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by any Applicable Laws.

(c)

Removal.  Unless Landlord requires their removal as set forth in subparagraph (a) above or otherwise consents to such removal, all alterations, improvements, additions and utility installations which may be made on or to the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term.  Notwithstanding the provisions of this subparagraph (c), machinery and equipment transported to the Premises by Tenant, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of subparagraph 8(c) above.

11.

Insurance.

(a)

Liability.  Tenant at its sole cost and expense shall obtain and keep in full force a policy of commercial general liability and property damage insurance (including but not limited to personal injury, broad form contractual liability, owner’s (i.e., Tenant’s) contractors protective and broad form property damage) on an “occurrence basis” under which Tenant is named as the insured and Landlord, Landlord’s agents and managers and any lessors and mortgagees (whose names shall have been furnished to Tenant) are named as additional insureds.  The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than $2,000,000.  The limits of the insurance shall not, however, in any way limit the liability of Tenant under this Lease.  The policy shall contain a cross liability endorsement and shall be primary coverage for Tenant and Landlord for any liability arising out of Tenant’s and Tenant’s employees’, agents’ and contractors’ use, occupancy or maintenance of the Premises and all areas appurtenant thereto and any bodily injury, death or property damage occurring upon, in or about the Premises, the adjoining sidewalks, streets and passage ways and all other areas appurtenant thereto.  Tenant shall also obtain and keep in force automobile liability, including bodily injury and property damage, with minimum limits of liability of a combined single limit with respect to each occurrence of not less than $2,000,000.  Such insurance policies shall provide that they are primary insurance and not “excess over” or contributory.  Not more frequently than once each year, if, in the opinion of Landlord’s lender or of the insurance consultant retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord’s lender or Landlord’s insurance consultant; provided however, that in no event shall any such insurance coverage be increased in excess of that which is from time to time being required by comparable landlords of comparable tenants leasing comparable amounts of space in other comparable buildings in the vicinity of the Premises.  In addition, Landlord may, at its option, maintain commercial general liability insurance and umbrella liability insurance which provides coverage with respect to the Premises.  Tenant shall pay to Landlord an amount equal to the premiums for such insurance carried by Landlord as a Reimbursable Expense pursuant to subparagraph 5(f) above, with appropriate proration at the beginning and end of the Term.

(b)

Property.

(i)

Unless otherwise provided in subparagraph 11(b)(ii) below, Tenant at its sole cost and expense, shall keep the Improvements insured during the Term for the mutual benefit of Landlord and Tenant as named insureds, against loss or damage by fire and lightning and against loss or damage by other risks embraced by coverage of the type now known as Causes of Loss - Special Form coverage, including but not limited to fire, riot and civil commotion, vandalism and malicious mischief, special extended perils (all risk) and sprinkler leakage, and against such other risks or hazards, including, without limitation, earthquake coverage, as Landlord may from time to time reasonably designate, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than the full replacement cost of the Improvements, without deduction for physical depreciation, and with not more than $1,000 deductible from the loss payable for any casualty.  The policies of insurance carried in accordance with this paragraph shall contain a “Replacement Cost Endorsement.”  Such full replacement cost shall be determined from time to time, but not more frequently than once in any 12 consecutive calendar months (except in the event of substantial changes or alterations to the Improvements undertaken by Tenant as permitted hereunder) upon the written request of Landlord by an appraiser, architect or contractor who shall be mutually and reasonably acceptable to Landlord and Tenant.  A copy of any such determination shall promptly be sent to Landlord, and subject to the approval of such determination by Landlord, the insurance maintained in this paragraph shall be adjusted to the new full replacement cost.  The insurance shall provide for payment for loss thereunder to Landlord or, at Landlord’s request, to the holder of any mortgage or deed of trust on the Premises.

(ii)

In lieu of Tenant providing the insurance described in subparagraph 11(b)(i) above, Landlord may, by notice to Tenant, from time to time elect to provide the insurance described in this subparagraph 11(b)(ii); provided, however, execution of this Lease by Landlord shall constitute notice that Landlord will provide the insurance under this subparagraph 11(b)(ii) until Landlord gives written notice to Tenant that Tenant will thereafter be required to provide the insurance described in subparagraph 11(b)(i) above.  During any period that Tenant is to carry insurance under subparagraph 11(b)(i) above, Tenant shall not be obligated to reimburse Landlord for insurance obtained by Landlord under this subparagraph 11(b)(ii).  The insurance which Landlord may procure with respect to the Premises under this subparagraph 11(b)(ii) shall be a policy or policies of property insurance with special form coverage endorsement attached, and any other endorsements (such as earthquake coverage) which Landlord may elect to obtain or which may be required by the holder of any fee or leasehold mortgage, which insurance coverage may be in an amount up to 100% of the full insurance replacement value (replacement cost new, including debris removal and demolition) thereof.  Landlord may further obtain rental abatement insurance against abatement or loss of Rent in case of fire or other casualty in an amount at least equal to the amount of the Rent payable by Tenant during one year next ensuing as reasonably determined by Landlord.  The premiums for the insurance carried by Landlord pursuant to this subparagraph 11(b)(ii) shall be a Reimbursable Expense for which Tenant shall reimburse Landlord in accordance with the provisions of subparagraph 5(f) above, with appropriate proration at the beginning and end of the Term.

(c)

Policies.  Insurance required hereunder shall be by companies having a rating in “Best’s Insurance Guide” approved by Landlord, licensed to do business in the state in which the Premises are located and otherwise acceptable to Landlord and the holder of any mortgage or deed of trust on the Premises or any part or portion thereof.  Tenant shall deliver to Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord.  No such policy shall be cancelable or subject to reduction of coverage or other modification except after 30 days written notice to Landlord.  Tenant shall, within 10 days of the expiration of such policies, furnish Landlord with renewals or “binders” thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand.  Each such policy or certificate therefor issued by the insurer shall to the extent obtainable contain (i) a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and (ii) an agreement by the insurer that such policy shall not be canceled without at least 30 days prior written notice by registered mail to Landlord.  Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to herein.  If Tenant shall fail to procure and maintain any insurance required to be maintained by it by virtue of any provision of this paragraph, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

(d)

Waiver of Subrogation.  Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the partners, officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of the other under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage, but only to the extent of such insurance coverage afforded.  Tenant shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of right to recovery by way of subrogation is contained in this Lease.

(e)

Tenant’s Contents.  Tenant shall assume the risk of damage to any fixtures, goods, inventory, merchandise, equipment, furniture and leasehold improvements which remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom relative to such damage.  Tenant shall maintain the following insurance coverage with respect to such items during the Term:

(i)

Against fire, extended coverage, and vandalism and malicious mischief perils in an amount not less than 90% of the full replacement cost thereof;

(ii)

Broad form boiler and machinery insurance on a blanket repair and replacement basis with limits per accident not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air conditioning equipment, miscellaneous electrical apparatus and all other insurable objects owned or operated by the Tenant or by others (other than Landlord) on behalf of Tenant in the Premises, or relating to or serving the Premises; and;

(iii)

Business interruption insurance in such an amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all such perils insured against in subparagraphs 11(e)(i) and (ii) hereinabove.

(f)

Workmen’s Compensation.  Tenant shall, at its own cost and expense, keep and maintain in full force and effect during the Term, a policy or policies of workmen’s compensation insurance covering all Tenant’s employees working in the Premises in an amount not less than that required by applicable governmental statutes and shall furnish to Landlord, or otherwise cause Landlord to have, certificates thereof throughout the Term showing such insurance to be in effect at all times during the Term.

(g)

[INTENTIONALLY DELETED.]

12.

Indemnity; Exemption of Landlord from Liability.

(a)

General.  In addition to any other obligations of Tenant hereunder, including the obligations of Tenant to provide insurance, Tenant shall indemnify and hold Landlord harmless for, from and against any and all claims arising from Tenant’s use of the

Premises, or from the conduct of Tenant’s business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold Landlord harmless for, from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant’s agents, contractors, or employees, and for, from and against all costs, attorneys’ fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel satisfactory to Landlord; provided, however, the foregoing indemnity shall not apply to claims made as a result of the sole negligence or intentional misconduct of Landlord.  Tenant, as a material part of the consideration to Landlord for Landlord’s execution of this Lease, also hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause whatsoever; hereby waives all claims in respect thereof against Landlord; and agrees that all claims with respect thereto shall be made solely against any insurance carried by Tenant and/or against any other persons or entities which may be liable for such claims.  This indemnity shall survive the termination of this Lease.

(b)

Tenant’s Business.  In addition to any other obligation of Tenant hereunder, including any obligation of Tenant to provide insurance, Tenant hereby agrees that Landlord shall not be liable (except to the extent a, damage, injury, or loss is caused by the gross negligence or intentional act of Landlord) for injury to Tenant’s business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant’s employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant or Tenant’s employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whatsoever, resulting from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.  Instead, Tenant shall seek recovery for any such injury, loss or damage solely from any insurance carried by Tenant and/or from any other persons or entities which may be liable to Tenant for such injury, loss or damage.

13.

Damage or Destruction; Obligation to Rebuild.

(a)

Landlord’s Obligation to Rebuild.  If the Premises are damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction; provided that any damage which is estimated in good faith by Landlord to be under $2,500 shall be repaired by Tenant, and Landlord shall reimburse Tenant upon demand for expenses incurred in such repair work to the extent of any proceeds received by Landlord from extended coverage insurance maintained pursuant to paragraph 11 above.

(b)

Abatement of Rent.  Rent due and payable hereunder shall not be abated during the period commencing with such damage or destruction and ending with a substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do.

(c)

Option to Terminate.  If the Improvements are damaged or destroyed to the extent that Landlord determines that the same cannot, with reasonable diligence, be fully repaired or restored by Landlord within nine months after the date of the damage or destruction, the sole right of both Landlord and Tenant shall be the option to terminate this Lease as hereinafter provided; provided, however, Tenant shall not have the right to terminate this Lease unless Landlord determines that the Premises cannot be so repaired or restored within such nine month period of time.  Landlord shall determine whether the Improvements can be fully repaired or restored within the nine month period, and Landlord’s determination shall be conclusive on Tenant.  Landlord shall notify Tenant of its determination, in writing, within 30 days after the date of the damage or destruction.  If Landlord determines that the Improvements, including the Premises, can be fully repaired or restored within the nine month period, or if it is determined that such repair or restoration cannot be made within the period but no party having the right to do so elects to terminate within 30 days from the date of the determination, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

(d)

Uninsured Casualties.  Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Improvements which is not fully covered (except for deductible amounts) by the insurance proceeds received by Landlord under the insurance policies required to be maintained pursuant to paragraph 11 above, or in the event that any portion of such insurance proceeds must be paid over to or are retained by the holder of any mortgage or deed of trust on the Property or Premises, Landlord may terminate this Lease by written notice to Tenant, given within 30 days after the date of notice to Landlord that the damage or destruction is not so covered or that the proceeds are not available for repair of the damage or destruction.  If Landlord does not elect to terminate this Lease, the Lease shall remain in full force and effect and the Improvements shall be repaired and rebuilt in accordance with the provisions for repair set forth in subparagraph 13(a) above.

(e)

Damage Near End of Term.  If the Improvements are partially destroyed or damaged during the last 24 months of the Term, Landlord may, at Landlord’s option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord’s election to do so within 30 days after the date of occurrence of such damage.

(f)

Tenant’s Waiver.  With respect to any destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, Tenant hereby waives all right to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by any Applicable Laws.

14.

Taxes and Assessments.

(a)

Payment.  Tenant shall pay all Property Taxes (as defined below) applicable to the Premises during the Term and each payment shall be made at least 10 days prior to the delinquency date of such payment; provided, however, (i) if in connection with any financing obtained by Landlord on the Premises or any portion thereof, Landlord is required to pay into an impound account any sums which will become due as Property Taxes, then Tenant, in satisfaction of Tenant’s obligations to pay such sums due as Property Taxes, shall pay such sums to Landlord as additional rent and without deduction or offset on or before the first day of each and every month during which said sums are required to be impounded; and (ii) Landlord may, at its option by notice given to Tenant, elect to pay any of the items designated as Property Taxes and, in such event, the items so designated by Landlord shall become Reimbursable Expenses which shall be payable by Tenant to Landlord in accordance with the provisions of paragraph 5(e) of this Lease.  Upon Landlord’s written request, Tenant shall promptly furnish Landlord with evidence satisfactory to Landlord that Property Taxes have been paid.  If any Property Taxes due with respect to the Premises shall cover any period of time prior to or after the expiration of the Term, Tenant’s share of such Property Taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect.  If Tenant shall fail to pay any Property Taxes, Landlord shall have the right, but not the obligation, to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant’s next Rent installment.

(b)

Definition.  As used herein, the term “Property Taxes” shall include any form of general or special assessment, license fee, levy penalty, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district, or any part or parts thereof, or against any legal or equitable interest of Landlord in the Premises or any part thereof or against Landlord’s right to rent or other income therefrom (but exclusive of taxes levied on or computed by reference to Landlord’s net income as a whole), or against Landlord’s business of leasing the Premises, it being the intention of the parties hereto that the Rent to be paid hereunder shall be paid to Landlord absolutely net, without deduction of any nature whatsoever, foreseeable or unforeseeable.

(c)

Separate Assessment.  If the Premises are not separately assessed, Tenant’s liability shall be an equitable portion of the Property Taxes for all of the land and improvements included within the tax parcel assessed, such portion to be determined by Landlord from the respective valuations assigned in the assessor’s work sheet or such other information as may be reasonably available.  Landlord’s reasonable determination thereof, in good faith, shall be conclusive.

(d)

Personal Property.  Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property contained on the Premises or elsewhere and upon any alterations or additions made pursuant to paragraph 10 above.  Tenant shall cause such trade fixtures, furnishings, equipment, alterations, additions and all other personal property to be assessed and billed separately from the Premises; provided, however, that in the event they are not so separately assessed and billed to Tenant, but rather are billed to Landlord, Tenant shall reimburse Landlord the amount so billed on account thereof within 30 days after Landlord bills Tenant therefor.

(e)

Rent Tax.  Tenant shall pay to Landlord a sum equal to the amount which Landlord is required to pay or collect by reason of any privilege tax, sales tax, gross proceeds tax, rent tax, or like tax levied, assessed or imposed by any governmental authority or subdivision thereof, upon or measured by any Rent, Reimbursable Expense, or other charges or sums required to be paid or improvements to be made by Tenant under this Lease.  Such sum shall be paid simultaneously with the payment by Tenant to Landlord of the Based Monthly Rent or other charge to which such tax is attributable or, in the case of a tax not attributable to Base Monthly Rent or other charges, at such time as Landlord shall demand payment thereof.  Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate, inheritance, succession, or transfer tax of Landlord or any tax upon the net income of Landlord.

(f)

Declaration.  As between the parties hereto, Tenant alone shall have the duty of attending to, making or filing any declaration, statement or report which may be provided or required by law as the basis of or in connection with the determination, equalization, reduction or payment of any Property Taxes which are to be borne or paid or which may become payable by Tenant under the provisions of this paragraph and Landlord shall not be or become responsible to Tenant therefor, nor for the contents of any such declaration, statement or report.

15.

Condemnation.

(a)

Rent Reduction or Lease Termination.  If the Premises or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs (the “Condemnation Date”) and the Rent shall be reduced (as of the Condemnation Date) as provided below.  If (i) more than 10% of the floor area of any building(s) comprising the Improvements or more than 25% of the land area of the Property which is not occupied by any such building(s) is taken by condemnation, and (ii) as a result of such taking by condemnation the balance of the Premises remaining after such condemnation is not reasonably suitable for the use to which the Premises were being put immediately prior to the condemnation, Landlord or Tenant may, at either’s option, to be exercised in writing only within 30 days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within 30 days of the Condemnation Date) terminate this Lease as of the Condemnation Date.  If neither Landlord nor Tenant terminates this Lease in accordance with the foregoing, or in the event that that portion of the Premises taken by condemnation is not sufficiently large so as to give rise to the right to terminate this Lease as above provided, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Monthly Rent shall be reduced (as of the Condemnation Date) in the proportion that the area taken by condemnation bears to the total area of the Premises.  Notwithstanding the provisions of the preceding sentence, in the event the portion of the Premises so taken consists of land only and does not exceed 10% of the total land area of the Property then Tenant shall not be entitled to any reduction of Base Monthly Rent as provided in the preceding sentence.

(b)

Award.  Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award specifically attributed by the condemning authority to loss or damage to Tenant’s trade fixtures and removable personal property or to Tenant’s relocation costs.  In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation and not paid to or retained by the holder of any mortgage or deed of trust on the Property or the Premises, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority (in which event such reimbursement to Tenant shall also be applied to such repair).  Tenant shall pay any amount in excess of such severance damages required to complete such repair; provided, however, if the severance damages are not sufficient to pay all of the repair costs and if any specific item of repair work shall be expected to have a useful life which extends beyond the term of this Lease (including the term of any options which Tenant may have the right to exercise), then Tenant shall be obligated to pay with respect to the identifiable cost of such item of repair only the portion of the total cost of such item of repair which bears the same ratio to the total cost of such item of repair as the remaining term of this Lease (as determined on the Condemnation Date and including the term of any options which the Tenant may have the right to exercise) bears to the reasonably anticipated useful life of such item of repair.

(c)

Temporary Condemnation.  If the temporary use of the whole or any part of the Premises shall be taken by condemnation, the Term shall not be reduced or affected in any way, and Tenant in such event shall continue to pay in full the Rent and other charges herein reserved, without reduction or abatement, and, except to the extent that Tenant is prevented from so doing by reason of any order of the condemning authority, shall continue to perform and observe all of the other covenants, conditions and agreements of this Lease to be performed or observed by Tenant as though such taking had not occurred.  In the event of any such temporary condemnation Tenant shall, so long as it is otherwise in compliance with the provisions of this Lease, be entitled to receive for itself any and all awards or payments made for such use of that portion of the Premises so taken; provided, however, that Tenant shall repair any and all damages to the Premises (whether or not covered by any award to Tenant) caused by such temporary condemnation.

16.

Assignment and Subletting.

(a)

Consent.  Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant’s interest in this Lease or in the Premises without Landlord’s prior written consent, which consent Landlord shall not unreasonably withhold.  Landlord may, however, withhold its consent to such assignment, transfer, mortgage, subletting or other transfer or encumbrance pursuant to the preceding sentence for substantive reasons including, without limitation, those set forth in subparagraph 16(f) below.  Any attempted assignment, transfer, mortgage, subletting or encumbrance without such consent shall be void and shall constitute a breach of this Lease.  The consent of Landlord to any one assignment, transfer, mortgage, subletting, or encumbrance shall not be deemed to be a consent to any subsequent assignment, transfer, mortgage, subletting, or encumbrance.  The transfer of more than 50% of the stock or other ownership interest in Tenant, the merger or consolidation of Tenant with or into another firm or entity, or any change in the operating control of Tenant, shall be deemed to be a transfer of Tenant’s interest under this Lease and shall be subject to the provisions of this subparagraph (a).

(b)

Tenant’s Continuing Liability.  Regardless of Landlord’s consent, no subletting or assignment shall alter the primary liability of Tenant to pay the Rent or release Tenant of Tenant’s obligation to perform all other obligations to be performed by Tenant hereunder unless Landlord’s written consent shall so specifically provide, and Landlord under no circumstances shall be obligated to release Tenant from any such liability.  The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof.

(c)

Information.  In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing:

(i)

The name and address of the proposed assignee or sublessee;

(ii)

Such information as to the financial responsibility and standing of said assignee or sublessee as Landlord may reasonably require;

(iii)

The type of use proposed for the Premises; and

(iv)

All of the terms and conditions upon which the proposed assignment or subletting is to be made.

(d)

Acceptance of Performance.  Landlord may accept Rent, additional rent or performance of Tenant’s obligations from any person other than Tenant pending approval or disapproval of an assignment.  Neither a delay in the approval or disapproval of such assignment nor such acceptance of Rent or of performance shall constitute a waiver or estoppel of Landlord’s right to exercise its remedies for Tenant’s default.

(e)

Landlord’s Recapture Rights.  At any time prior to 20 business days after Landlord’s receipt of all (but not less than all) of the information and documents described in subparagraph 16(c) above, Landlord may, at its option by written notice to Tenant, elect to:  (i) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (ii) take an assignment of the Lease upon the same terms as those offered to the proposed assignee; or (iii) terminate the Lease in its entirety or as to the portion of the Premises proposed to be assigned or sublet, with a proportionate adjustment in the Rent payable hereunder if the Lease is terminated as to less than all of the Premises.  If Landlord does not exercise any of the options described in the preceding sentence, then, during the 20 business day period after Landlord’s receipt of all of the information and documents described in subparagraph 16(c), Landlord shall either consent or deny its consent to the proposed assignment or subletting.

(f)

Standards.  Landlord’s consent to a proposed assignment or subletting shall be deemed reasonably withheld if, in Landlord’s good faith judgment:  (i) the proposed assignee or subtenant does not have the financial strength to perform its obligations under this Lease or any proposed sublease; (ii) the proposed assignee or sublessee intends to use any part of the Premises for a purpose not permitted under this Lease; (iii) either the proposed assignee or sublessee, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or sublessee, or is negotiating with Landlord to lease space in the Premises; (iv) the proposed assignee or sublessee is disreputable; or (v) the use of the Premises by the proposed assignee or sublessee would, in Landlord’s reasonable judgment, impact the Premises in a negative manner; (vi) the subject space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes; (vii) the proposed assignee or sublessee is a government (or agency or instrumentality thereof) or (viii) Tenant has failed to cure a default at the time Tenant requests consent to the proposed assignment or subletting.

(g)

Release.  Whenever Landlord conveys its interest in the Premises, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release.  The effective date of said release shall be the date the assignee executes an assumption of such an assignment whereby the assignee expressly agrees to assume all of Landlord’s obligations, duties, responsibilities and liabilities with respect to this Lease.  If requested, Tenant shall execute a form of release and such other documentation as may be required to effect the provisions of this paragraph.

(h)

Controlled Entity.  Notwithstanding the provisions of this paragraph 16, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord’s consent, after written notice to Landlord, to any entity which controls, is controlled by, or is under common ownership with Tenant, or to any entity resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease.  Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary for such change or alteration.

(i)

Attorneys’ Fees and Other Costs.  If Landlord is asked to consent to a sublease or assignment under subparagraph (a) above, Tenant shall pay Landlord’s reasonable attorneys’ fees incurred in connection with the consideration of such request, review of the information submitted by Tenant and the review and preparation of any documents in connection therewith.  In addition, Tenant shall pay to Landlord an administrative fee of $1,000 for Landlord’s consideration of such request.

(j)

Additional Terms and Conditions Applicable to Subletting.  The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(i)

Tenant hereby assigns and transfers to Landlord all of Tenant’s interest in all rent and other sums payable on any sublease, and Landlord may collect such rent and other sums and apply same toward Tenant’s obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant’s obligations, Tenant may collect said rent and other sums.  Landlord shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of rent and other sums be deemed liable to the sublessee for any failure of Tenant to perform and comply with any of Tenant’s obligations to such sublessee.  Tenant hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant’s obligations under this Lease, to pay to Landlord all rent and other sums due and to become due under the sublease.  Sublessee shall rely upon any such notice from Landlord and shall pay all rents and other sums to Landlord without any obligation or right to inquire as to whether such default exists, notwithstanding any claim from Tenant to the contrary.

(ii)

In the event of a default by Tenant, Landlord may, at its option, require the sublessee to attorn to Landlord, in which event Landlord shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior defaults or breaches of such sublessor.

(iii)

Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Landlord.

(iv)

No sublessee shall further assign or sublet all or any part of the Premises without Landlord’s prior written consent.

(v)

Landlord may deliver a copy of any notice of default by Tenant to the sublessee and shall have the right, but not the obligation, to accept the cure of the default of Tenant.  The sublessee shall have a right of reimbursement and offset from and against Tenant for any such defaults cured by the sublessee.

17.

Defaults; Remedies.

(a)

Defaults.  The occurrence of any one or more of the following events shall constitute a material default and material breach of this Lease by Tenant:

(i)

The vacating or abandonment of the Premises by Tenant;

(ii)

The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due;

(iii)

The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than those described in subparagraph (ii) above, where such failure shall continue for a period of 21 days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that it is capable of being cured but more than 21 days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such 21 day period and thereafter diligently prosecutes such cure to completion; or

(iv)

The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition for order of relief in bankruptcy for the purpose of bankruptcy liquidation or reorganization under any law relating to bankruptcy whether now existing or hereafter enacted (including, without limitation, any petition filed by or against Tenant under any one or more of the following Chapters of the Bankruptcy Reform Act of 1978, 11 U.S.C. §§ 101-1330 (“Bankruptcy Code”) as amended:  Chapter 7 or Chapter 9 or Chapter 11 or Chapter 12 or Chapter 13) except that, in the case of a filing against Tenant of such a petition, such filing shall not be a default if the petition is dismissed or discharged on or before 60 days after the filing thereof; the appointment of a trustee or receiver to take possession of all or substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within 60 days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within 60 days.  Unless Landlord’s express written consent thereto is first obtained, in no event shall this Lease, or any interest herein or hereunder or any estate created hereby, be assigned or assignable by operation of law or by, in or under voluntary or involuntary bankruptcy liquidation or reorganization proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy liquidation or reorganization proceedings.  Any purported assignment or transfer in violation of the provisions of this subparagraph (iv) shall constitute a material default and breach of this Lease by Tenant and in connection with any such default and breach Landlord shall have the rights and remedies described in subparagraph (b) below, including, without limitation, the election to terminate this Lease.  As used in this subparagraph (iv) the words “bankruptcy liquidation or reorganization proceedings” shall include any proceedings under any law relating to bankruptcy whether now existing or hereafter enacted (including, without limitation, proceedings under any one or more of the Bankruptcy Code as amended:  Chapter 7 or Chapter 9 or Chapter 11 or Chapter 12 or Chapter 13).

(v)

The rejection of this Lease in any proceeding under the Bankruptcy Code.

(vi)

If there is one or more Guarantors of the Tenant’s obligations under this Lease specified in subparagraph 1(i) above, (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of the Guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s breach of or refusal to honor the Guaranty or any provision thereof or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Tenant’s failure, within 45 days following written notice of any such event, to provide written alternative assurance or security which, when coupled with the then existing resources of Tenant, equals or exceeds the combined financial resources of Tenant and the Guarantor(s) that existed at the time of execution of this Lease.

(b)

Remedies.

(i)

In the event of any default and breach by Tenant of any of its obligations under this Lease and notwithstanding the vacation or abandonment of the Premises by Tenant, this Lease shall continue in effect so long as Landlord does not expressly terminate Tenant’s right to possession in any of the manners specified in this paragraph and Landlord may, at Landlord’s option and without limiting Landlord in the exercise of any other rights or remedies which it may have by reason of such default and breach, exercise all of its rights and remedies hereunder, including, without limitation:

(A)

The right to declare the Term ended and to reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim in or to the Premises or under this Lease; or

(B)

The right without declaring this Lease ended to reenter the Premises, take possession thereof, remove all persons therefrom and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such rent as Landlord may deem proper and to collect such rent or any other rent that may hereafter become payable and apply the same as provided in subparagraph (ii) below; or

(C)

The right, even though Landlord may have relet the Premises or brought an action to collect Rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises; or

(D)

The right, without terminating this Lease, to bring an action or actions to collect Rent and other charges hereunder which are from time to time past due and unpaid or to enforce any other provisions of this Lease imposing obligations on Tenant, it being understood that the bringing of any such action or actions shall not terminate this Lease unless written notice of termination is given.

(ii)

Should Landlord relet the Premises under the provisions of subparagraph (b)(i)(B) above, Landlord may execute any lease either in its own name or in the name of Tenant, but Tenant hereunder shall have no right or authority whatever to collect any rent from the new tenant.  The proceeds of any such reletting shall first be applied to the payment of the costs and expenses of reletting the Premises, including without limitation, reasonable brokerage commissions and alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and to the payment of reasonable attorneys’ fees incurred by Landlord in connection with the Tenant’s default, the retaking of the Premises and such reletting and, second, to the payment of any indebtedness, other than Rent, due hereunder, including, without limitation, storage charges owing from Tenant to Landlord.  When such costs and expenses of reletting have been paid, and if there is no such indebtedness or such indebtedness has been paid, Tenant shall be entitled to a credit for the net amount of rental received from such reletting each month during the unexpired balance of the Term, and Tenant shall pay Landlord monthly on the first day of each month as specified herein such sums as may be required to make up the rentals provided for in this Lease.  Nothing contained herein shall be construed as obligating Landlord to relet the whole or any part of the Premises.

(iii)

Should Landlord elect to terminate this Lease under the provisions of subparagraphs (b)(i)(A) or (C) above, Landlord shall be entitled to recover immediately from Tenant (in addition to any other amounts recoverable by Landlord as provided by law), the following amounts:

(iv)

The worth at the time of award of the unpaid rent which had been earned at the time of termination;

(v)

The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

(vi)

The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

(vii)

Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

(viii)

For purposes of computing “the worth at the time of the award” of the amount specified in subparagraph (b)(iii)(C) above, such amount shall be discounted at the discount rate of the Federal Reserve Bank of San Francisco at the time of award.  For purposes of computing “the worth at the time of the award” under subparagraphs (b)(iii)(A) and (b)(iii)(B) above, an interest rate of 10% per annum shall be utilized.

(ix)

If Landlord shall elect to reenter the Premises as provided above, Landlord shall not be liable for damages by reason of any reentry.  Tenant hereby waives all claims and demands against Landlord for damages or loss arising out of or in connection with any reentering and taking possession of the Premises and waives all claims for damages or loss arising out of or in connection with any destruction of or damage to the Premises, or for any loss of property belonging to Tenant or to any other person, firm or corporation which may be in or upon the Premises at the time of such reentry.

(x)

Landlord shall not be deemed to have terminated this Lease, Tenant’s right to possession of the Premises or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any reentry hereunder or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall notify Tenant in writing that Landlord has so elected to terminate this Lease.  Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes or comparable statutes of the state or locality in which the Premises are located and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election shall be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant’s obligations hereunder.  No reentry or reletting under this paragraph shall be deemed to constitute a surrender or termination of this Lease, or of any of the rights, options, elections, powers and remedies reserved by Landlord hereunder, or a release of Tenant from any of its obligations hereunder, unless Landlord shall specifically notify Tenant, in writing, to that effect.  No such reletting shall preclude Landlord from thereafter at any time terminating this Lease as herein provided.

(xi)

All fixtures, furnishings, goods, equipment, chattels or other personal property of Tenant remaining on the Premises at the time that Landlord takes possession thereof may at Landlord’s election be stored at Tenant’s expense or sold or otherwise disposed of by Landlord in any manner permitted by applicable law.

(xii)

All rights, options, elections, powers and remedies of Landlord under the provisions of this Lease are cumulative of each other and of every other right, option, election, power or remedy which Landlord may otherwise have at law or in equity and all or any of which Landlord is hereby authorized to exercise.  The exercise of one or more rights, options, elections, powers or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies Landlord may have upon a breach and default under this Lease and shall not be deemed to be a waiver of Landlord’s rights or remedies thereupon or to be a release of Tenant from Tenant’s obligations thereon unless such waiver or release is expressed in writing and signed by Landlord.

(c)

Late Charges.  Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises.  Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within fifteen 15 days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to eight percent (8%) of such overdue amount.  The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant.  Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

(d)

Payment or Performance by Landlord.  Landlord may, at Landlord’s option and without any obligation to do so, pay any sum or do any act which Tenant has failed to pay or do at the time Tenant was obligated to make such payment or perform such act and Landlord shall be entitled to recover from Tenant, upon demand, all sums expended by Landlord in making such payment or performing such act, together with interest thereon at the rate provided in subparagraph 18(d) from the date of expenditure until repaid by Tenant.  Such sum and interest shall be deemed additional rent under this Lease.

18.

Miscellaneous.

(a)

Estoppel Certificate and Financial Information.

(i)

Tenant shall at any time upon not less than 10 days prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed.  Any such statement may be conclusively relied upon by any person to whom it shall be delivered by Landlord including any prospective purchaser or encumbrancer of the Premises, the Improvements, the Property, or any part thereof.

(ii)

Tenant’s failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord’s performance; and that not more than one month’s Rent has been paid in advance.

(iii)

If Landlord desires to sell, finance or refinance the Premises, the Improvements, the Property, or any part thereof, or at any other time Landlord may request (so long as such other request is not made more than once in any calendar year), Tenant hereby agrees to deliver to Landlord or any prospective buyer or lender designated by Landlord such financial statements of Tenant and of each person designated as a Guarantor under subparagraph 1(i) of this Lease as may be reasonably required by Landlord or such prospective buyer or lender.  Such statements shall include the past three years financial statements of Tenant and each such Guarantor.  All such financial statements shall be received by Landlord, the prospective buyer and/or the prospective lender, as applicable, in confidence and shall be used only for purposes related to the Premises or this Lease.

(b)

Landlord’s Liability.  The term “Landlord” as used herein shall mean only the owner or owners at the time in question of the fee title (or the lessee’s interest in any ground or master lease) to the Premises and in the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord’s obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee.  The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord’s successors and assigns only during their respective periods of ownership.

(c)

Construction.  Paragraph captions are solely for the convenience of the parties and shall not be deemed to or be used to define, construe, or limit the terms hereof.  As used in this Lease, the masculine, feminine and neuter genders shall be deemed to include the others, and the singular number shall be deemed to include the plural, whenever the context so requires.  The invalidity of any provisions of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.  This Lease shall be governed by the laws of the state in which the Premises are located.

(d)

Interest on Past-Due Obligations.  Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the lesser of (i) 18% per annum or (ii) the maximum rate permitted by law, from the date due until the date such amount is paid.  Payment of such interest shall be made when such amount is paid.  Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

(e)

Time of Essence.  Time is of the essence of this Lease and all of the covenants and obligations hereof.

(f)

Counterparts.  This Lease may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Lease.

(g)

Incorporation of Prior Agreements; Amendments.  This Lease contains all agreements of the parties with respect to any matter mentioned herein.  No prior agreement or understanding pertaining to any such matter shall be effective.  This Lease may be modified in writing only, which writing shall be signed by the parties in interest at the time of the modification.

(h)

Notices.  Any notices, approvals, agreements, certificates, other documents or communications between the parties hereto required or permitted under this Lease shall be in writing.  Any such communications shall be deemed to have been duly given or served if delivered in hand or 48 hours after deposit in the United States mail, certified or registered, postage and fees prepaid, return receipt requested, addressed to the parties at the addresses set forth in paragraph 1 of this Lease.  The address to which any such communications shall be sent may be changed by either party hereto from time to time by a notice mailed as aforesaid.

(i)

Waivers.  No waiver by any party of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision.  Any party’s consent to or approval of any act shall not be deemed to render unnecessary the obtaining of the party’s consent to or approval of any subsequent act by any other party.  The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent.

(j)

Recording.  Tenant shall not record this Lease without Landlord’s prior written consent and such recordation shall, at the option of Landlord, constitute a noncurable default of Tenant hereunder.  Landlord and Tenant shall, upon the request of either party, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes.

(k)

Holding Over.  If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term or sooner termination of this Lease with the express written consent of Landlord and without executing a new lease, such occupancy shall be construed as a tenancy from month-to-month at a rental equal to one hundred and thirty percent (130%) of the amount of the last monthly Rent, including Adjustment, plus all other additional rent and charges payable hereunder, and upon all the terms hereof insofar as the same are applicable to a month-to-month tenancy.  Nothing contained in this subparagraph shall be construed to grant Tenant the right to hold over without the express written consent of Landlord.  If Tenant does hold over without such express written consent, Tenant shall pay an occupancy charge to Landlord equal to one hundred fifty percent (150%) of the last monthly Rent, including Adjustment, plus all other additional rent and charges payable hereunder, and occupy the Premises upon all the terms hereof insofar as the same would be applicable to a month-to-month tenancy, for the period of the holdover until Tenant has vacated or been evicted from the Premises.

(l)

Covenants and Conditions.  Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

(m)

Binding Effect.  Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provision of subparagraph (b) above, this Lease shall bind the parties and their personal representatives, successors and assigns.

(n)

Subordination.

(i)

This Lease, at Landlord’s option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises, the Improvements or the Property, or any part or parts thereof, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.  If any present or future mortgagee, trustee or ground lessor shall at any time elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and written notice of such election shall be given to Tenant, this

Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

(ii)

Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within 10 days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant’s attorney in fact and in Tenant’s name, place and stead, to do so.

(o)

Attorneys’ Fees and Other Costs.  If either party brings an action to enforce the terms hereof or declare rights under this Lease, the prevailing party in the final adjudication of any such action, on trial or appeal, shall be entitled to its costs and expenses of suit, including, without limitation, its actual attorneys’ fees, to be paid by the losing party as fixed by the court.  If Tenant requests Landlord to execute any waivers, consents or other documents, Tenant shall pay all of Landlord’s costs and attorneys’ fees in any way related to the consideration of such request and review of such documents, together with the sum of $1,000 as an administrative fee for Landlord’s consideration of such request, but in no event shall such costs or fees exceed $5,000.

(p)

Landlord’s Access.  Landlord and Landlord’s agents shall, upon reasonable notice, have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or lessees and making such alterations, repairs, improvements or additions to the Premises or the improvements as Landlord may deem necessary or desirable.  Landlord may at any time place on or about the Premises any ordinary “For Sale” signs and Landlord may at any time during the last 120 days of the Term place on or about the Premises any ordinary “For Lease” signs, all without rebate of rent or liability to Tenant.

(q)

Auctions.  Tenant shall not conduct any auction on the Premises without Landlord’s prior written consent.

(r)

Merger.  The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.  During any period while Tenant is in default under this Lease, Landlord, in addition to any other rights and remedies it may have under this Lease, shall have the right to collect directly from any subtenant all rentals owing to Tenant under any subtenancy and to apply such rentals to any amounts owing to Landlord by Tenant and the payment of such amounts by the subtenant directly to Landlord shall not be a default under the subtenancy.

(s)

Joint and Several Liability.  Each party signing this Lease as Tenant shall be jointly and severally liable for the failure on the part of Tenant to pay any sums due under the terms of this Lease or for the breach by Tenant or any of the covenants or obligations of Tenant contained herein.

(t)

Individual Liability.  The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

(u)

Attornment.  Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by the Landlord, its successors or assigns, encumbering the Premises, or any part thereof, or in the event of termination of the ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and shall recognize such purchaser as the Landlord under this Lease.  However, such purchaser shall not:  (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to the time such purchaser acquired ownership of the Premises; (ii) be subject to any offsets or defenses which the Tenant might have against any prior landlord; or (iii) be bound by prepayment of more than one month’s Rent and additional rent.

(v)

Lender’s Right to Cure.  Tenant agrees to give the holder of any mortgage or trust deed encumbering the Premises, by registered mail, a copy of any notice of default or nonperformance served upon Landlord, provided that prior to such notice, Tenant has been notified in writing (by way of Assignment of Rents and Leases or otherwise) of the address of such mortgagee or trust deed holder.  Tenant further agrees that Landlord shall not be in default under this Lease unless (i) Tenant has given a written notice to Landlord stating that Landlord has failed to perform Landlord’s obligations under this Lease and (ii) specifying with particularity the obligations which Landlord has failed to perform, and Landlord thereafter fails to perform any of its obligations so specified within a reasonable time after Landlord’s receipt of such notice.  If Landlord shall fail to cure such nonperformance in a timely manner, then such mortgagee or trust deed holder shall have an additional 30 days within which to cure the default, or, if such default cannot be cured within that time, then such additional time as may be necessary if within such 30 days such mortgagee or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant while such remedies are being so diligently pursued.

(w)

Revisions to Lease.  Tenant hereby agrees to make any reasonable revisions to this Lease which may be required in good faith by a bona fide construction, interim or permanent lender in connection with the financing of the Premises.

(x)

Administrative Charge.  In addition to Base Monthly Rent, Adjustments and other charges hereunder, Tenant shall pay to Landlord an overall administrative charge of three percent of any charge which is Tenant’s responsibility to pay, which Landlord pays on behalf of Tenant and for which Landlord subsequently bills Tenant.

(y)

Guaranty.  If one or more persons or entities is designated as a Guarantor under subparagraph 1(i) of this Lease, Tenant shall cause the Guarantor to execute a guaranty in the form attached as Exhibit B to this Lease (the “Guaranty”) and shall cause the executed

Guaranty to be delivered to Landlord simultaneously with the delivery of this Lease as executed by Tenant.  This Lease shall not be binding upon Landlord unless and until all of the persons or entities so designated as a Guarantor have executed a Guaranty in the form attached as Exhibit B to this Lease and delivered the Guaranty to Landlord.

(z)

Brokers.  Each party warrants that it has not dealt with any broker in connection with this Lease or the Premises except those brokers, if any, identified in paragraphs 1(j) and 1(k) of this Lease.  If any other person shall assert a claim against a party for a finder’s fee, brokerage commission or other compensation on account of alleged employment by, or contacts with, the other party as a finder or broker, or performance of services on behalf of the other party as a finder or broker, in connection with this Lease or the Premises, the other party shall indemnify and hold harmless the party from and against any such claim and all costs, expenses and liabilities incurred by the party in connection with such claim or any action or proceeding brought on such claim, including, but not limited to, counsel and witness fees and court costs in defending against such claim.

(aa)

Warranties of Landlord.  Notwithstanding any other provision herein, Landlord warrants the following:

(i)

Landlord is a validly formed and duly existing Michigan limited liability company, in good standing under the laws of the State of Wyoming, and has the legal power and authority to execute, deliver and perform this Agreement and to consummate the transactions described herein, all of which have been fully and properly authorized by the member(s) or manager(s) of the company.

(ii)

Neither the execution and delivery of this Agreement nor the performance of Landlord’s obligations pursuant hereto or the consummation of the transactions contemplated hereby, will conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute with or without the passage of time or the giving of notice, a default under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which Landlord is a party.

(bb)

Definitions.

(i)

As used in this Lease, the term “Hazardous Material[s]” means any oil, flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials including, without limitation, any substances that pose a hazard to the Premises or to persons on or about the Premises and any substances defined as or included in the definition of “hazardous substance,” “hazardous waste,” “hazardous material,” “toxic substance,” “extremely hazardous waste,” “restricted hazardous waste” or words of similar import, now or subsequently regulated in any way under applicable federal, state or local laws or regulations, including without limitation, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs, urea formaldehyde foam insulation, transformers or other equipment containing dielectric fluid, levels of polychlorinated biphenyls, or radon gas, and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

(ii)

As used herein, the term “Environmental Law[s]” means any one or all of the following: the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. §§ 9601 et seq.); the Resource Conservation and Recovery Act as amended (42 U.S.C. §§ 6901 et seq.); the Safe Drinking Water Act as amended (42 U.S.C. §§ 300f et seq.); the Clean Water Act as amended (33 U.S.C. §§ 1251 et seq.); the Clean Air Act as amended (42 U.S.C. §§ 7401 et seq.); the Toxic Substances Control Act as amended (15 U.S.C. §§ 136 et seq.); the Solid Waste Disposal Act as amended (42 U.S.C. §§ 3251 et seq.); the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et seq.); the regulations promulgated under any of the foregoing; and all other laws, regulations, ordinances, standards, policies, and guidelines now in effect or hereinafter enacted by any governmental entity (whether local, state or federal) having jurisdiction or regulatory authority over the Premises or over activities conducted therein and which deal with the regulation or protection of human health, industrial hygiene or the environment, including the soil, subsurface soil, ambient air, groundwater, surface water, and land use.

(iii)

(iii)

As used herein, the term “Environmental Activity[ies]” means any generation, manufacture, production, pumping, bringing upon, use, storage, treatment, release, discharge, escaping, emitting, leaching, disposal or transportation of Hazardous Materials.

(cc)

Prohibition on Hazardous Materials.  Except as specifically provided in subparagraph (c) below, Tenant shall not cause or permit any Environmental Activities in, on or about the Premises by Tenant or Tenant’s agents, employees, contractors, assignees, sublessees or invitees (hereinafter cumulatively referred to as “Tenant’s Agents”) without the prior written consent of Landlord.  Landlord shall be entitled to take into account such factors or facts as Landlord may reasonably determine to be relevant in determining whether to consent to Tenant’s proposed Environmental Activity and Landlord may attach conditions to any such consent if such conditions are reasonably necessary to protect Landlord’s interests in avoiding potential liability upon Landlord or damage to Landlord’s property arising from any Environmental Activity by Tenant or Tenant’s Agents.  In no event shall Landlord be required to consent to the installation or use of any storage tanks on the Premises.

(dd)

Exception to Prohibition.  Notwithstanding the prohibition set forth in subparagraph (b) above, but subject to Tenant’s covenant to comply with all Environmental Laws and with the other provisions of this paragraph 18, Tenant may bring upon, keep and use in the Improvements (but not outside the Improvements) (i) general office supplies typically used in an office or warehouse in the ordinary course of business, such as copier toner, liquid paper, glue, ink and janitorial supplies, so long as such supplies are used in the manner for which they were designed and in such amounts as may be normal for the business operations conducted by Tenant in the Premises, and (ii) those Hazardous Materials, if any, described on attached Exhibit C so long as Tenant has delivered to Landlord a description of the handling, storage, use and disposal procedures to be utilized by Tenant with respect thereto.

(ee)

Compliance with Environmental Laws.  Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of, any Environmental Laws.  All Tenant’s activities at the Premises shall be in accordance with all Environmental Laws.  Tenant’s obligations and liabilities under this paragraph 18 shall continue so long as Landlord bears any liability or responsibility under the Environmental Laws for any action that occurs on the Premises during the term of this Lease.

(ff)

Environmental Notices.  Tenant shall immediately notify Landlord of, and upon Landlord’s request shall provide Landlord with copies of, the following:

(i)

Any correspondence, communication or notice, oral or written, to or from any governmental entity regarding the application of Environmental Laws to the Premises or Tenant’s operations on the Premises including, without limitation, notices of violation, notices to comply and citations;

(ii)

Any reports filed pursuant to any Environmental Law or self-reporting requirements;

(iii)

Any permits and permit applications; and

(iv)

Any change in Tenant’s operations on the Premises that will change or has the potential to change Tenant’s or Landlord’s obligations or liabilities under Environmental Laws.

Tenant shall also notify the Landlord of the release of any Hazardous Material in, on, under, about or above the Premises.

(gg)

Environmental Indemnity.  Tenant shall protect, indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord and its directors, officers, partners, employees, agents, lenders, and ground lessors, if any, and their respective successors and assigns for, from and against any and all losses, damages, claims, costs, expenses, penalties, fines and liabilities of any kind (including, without limitation, the cost of any investigation, remediation and cleanup, and attorneys’ fees) which, in Landlord’s reasonable opinion, are attributable to (i) any Environmental Activity on the Premises undertaken or committed by Tenant or Tenant’s Agents or caused by the negligence of such persons during the Term of this Lease, (ii) any remedial or clean-up work undertaken by or for Tenant in connection with Tenant’s Environmental Activities or Tenant’s compliance with Environmental Laws, or (iii) the breach by Tenant of any of its obligations and covenants set forth in this paragraph 18.  Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings initiated in connection with the Environmental Activities of Tenant or Tenant’s Agents.  Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Premises by a Hazardous Material.  Any costs or expenses incurred by Landlord for which Tenant is responsible under this paragraph 18 or for which Tenant has indemnified Landlord shall be reimbursed by Tenant on demand, as additional rent and with interest thereon, as provided by subparagraph 18(d) of this Lease.  This indemnity shall survive the termination of this Lease.

(hh)

Remedial Work.  If (i) any Environmental Activity undertaken by Tenant or Tenant’s Agents results in contamination of the Premises or any portion thereof, or the soil or groundwater thereunder, or (ii) any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (“Remedial Work”) is necessary or appropriate due to or in connection with Tenant’s use or occupancy of the Premises, then, subject to Landlord’s prior written approval and any conditions imposed by Landlord, Tenant shall promptly perform all Remedial Work, at Tenant’s sole expense and without abatement of rent, as is necessary to return the affected portion of the Premises and the soil and groundwater to the condition existing prior to the introduction of the contaminating Hazardous Material and to otherwise comply with all applicable Environmental Laws.  Landlord’s approval of such Remedial Work shall not be unreasonably withheld so long as such actions will not cause a material adverse effect on the Premises during or after expiration of the Lease Term.  Landlord shall also have the right to approve any and all contractors hired by Tenant to perform such Remedial Work.  All such Remedial Work shall be performed in compliance with all applicable laws, ordinances and regulations and in such a manner as to minimize any interference with the use and enjoyment of the Premises.  All costs and expenses of such Remedial Work shall be paid by Tenant including, without limitation, the charges of such contractor(s), and the reasonable fees and costs of the attorneys and consultants for Landlord incurred in connection with monitoring or review of such Remedial Work.

(ii)

Landlord’s Option.  Landlord may elect, at Landlord’s sole discretion, to perform any Remedial Work.  Landlord and Landlord’s agents shall have the right to enter the Premises at all reasonable times to inspect, monitor and/or perform Remedial Work.  All expenses incurred by Landlord in connection with performing Remedial Work are payable by Tenant, upon Landlord’s demand, with interest thereon, as provided by subparagraph 18(d).

(jj)

Injunctive Relief.  Tenant’s failure to abide by the terms of this paragraph 18 shall be restrainable by injunction.

(kk)

Self-Help.  Landlord shall have the right of “self-help” or similar remedy in order to minimize any damages, expenses, penalties and related fees or costs arising from or related to a violation of any Environmental Law with respect to the Premises.

(ll)

Other Tenants or Owners.  Adjoining tenants or owners to the Premises may be using, handling or storing certain Hazardous Materials in connection with such tenants’ or owners’ use of their premises.  The failure of another tenant or owner to comply with applicable laws and procedures could result in a release of Hazardous Materials and contamination to improvements within the Premises or the soil and groundwater thereunder.  In the event of such a release, the tenant or owner responsible for the release, and not Landlord, shall be responsible for any claim, damage or expense incurred by Tenant by reason of such contamination and Tenant shall exhaust all its remedies against such other tenant or owner without any right to seek any recovery against Landlord.

(mm)

Environmental Inspection.  Tenant shall, if reasonably required by Landlord on account of the activities or suspected activities of Tenant or Tenant’s Agents, retain a recognized environmental consultant (the “Consultant”) acceptable to Landlord to conduct an investigation of the Premises deemed appropriate by Landlord (“Environmental Assessment”) (i) for Hazardous Materials contamination in, about or beneath the Premises as a result of such activities and (ii) to assess all Environmental Activities of Tenant and Tenant’s Agents on the Premises for compliance with all applicable laws, ordinances and regulations and for the use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials.  The Environmental Assessment shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination and shall be of a scope and intensity reflective of the general standards of professional environmental consultants who regularly provide environmental assessment services in connection with the transfer or leasing of real property.  Additionally, the Environmental Assessment shall take into full consideration the past and present uses of the Premises and other factors unique to the Premises.  If Landlord obtains the Environmental Assessment because of the activities of Tenant or Tenant’s Agents, Tenant shall pay Landlord on demand the cost of the Environmental Assessment, with interest thereon, as additional rent and in accordance with subparagraph 18(d).  If Landlord so requires, Tenant shall comply, at its sole cost and expense, with all recommendations contained in the Environmental Assessment, including any recommendation with respect to the precautions which should be taken with respect to Environmental Activities on the Premises or any recommendations for additional testing and studies to detect the presence of Hazardous Materials.  Tenant covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to all portions of the Premises for the purpose of Consultant’s investigation.

(nn)

Surrender of Premises - Environmental Considerations.  Prior to or after the expiration or termination of the Lease Term, Landlord may have an Environmental Assessment of the Premises performed in accordance with subparagraph (1) above.  Tenant shall perform, at its sole cost and expense, any Remedial Work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials contamination of the Premises in connection with any Environmental Activities of Tenant or Tenant’s Agents.  Prior to surrendering possession of the Premises, Tenant shall also, unless otherwise directed by Landlord, remove any personal property, equipment, fixture (except for any fixture installed by Landlord) and/or storage device or vessel on or about the Premises which is contaminated by or contains Hazardous Materials as a result of the activities of Tenant or Tenant’s Agents and repair all damage to the Premises caused by such removal.

(oo)

Release of Landlord.  Tenant fully and completely releases Landlord from, and waives and covenants not to assert against Landlord, any claims, liabilities, obligations, actions, defenses, challenges, contests or other opposition, however characterized, known or unknown, foreseen or unforeseen, now existing or arising in the future, relating to this Lease, any Environmental Activities, any Environmental Assessment, any Hazardous Substances located on, under or about the Premises, or any Remedial Work on, at or affecting the Premises, except to the extent arising primarily from the gross negligence or willful misconduct of Landlord, as determined by a court of competent jurisdiction in a final non-appealable judgment or order; provided, however, that in no event will Landlord be liable for, and Tenant expressly waives any right to, any of the following:  lost profits, loss or interruption of business, denial of use of real property, consequential or indirect damages, or diminution in value, including any special, consequential, indirect, or punitive damages.

19.

Sale of the Property.   Landlord and Tenant agree to negotiate in good faith for the purchase and sale of the Property to Tenant.  Landlord agrees that in connection with such negotiations, it will not require that Tenant purchase or “buy-out” the remaining term of the Lease and that Tenant may purchase the Property and take an assignment of the Lease or, upon acquisition of the Property, Tenant may cancel the Lease.  Both parties understand, acknowledge and agree that this paragraph shall not be construed as a legally binding contract or agreement to sell the Property, and that both parties reserve the right to negotiate such terms for the purchase and sale of the Property as they deem prudent and reasonable, including the purchase price, condition of title and representations or warranties with respect to the Property.  This paragraph shall not be construed as granting to Tenant a right of first refusal or right of first offer.

IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date and year first above written.

LANDLORD:

HUNT CLUB INVESTMENT GROUP LLC, a Michigan limited liability company

By:

Printed Name:

Its:

TENANT:

HIGH PLAINS GAS, Inc, a Nevada corporation

By:

Printed Name:

Its:

EXHIBIT A

PREMISES

Lot 7 of Wind Dancer II Subdivision, Campbell County, Wyoming, according to the official plat thereof filed for record November 4, 1993 in Book 5 of Plats, pages 211 and 212 of the records of Campbell County, Wyoming and Affidavit of Correction recorded 7 June 1994 in Book 1296 of Photos, page 165 and Affidavit of Correction recorded 29 June 1994 in Book 1298 of Photos, page 393 of the records of Campbell County, Wyoming and EXCEPTING therefrom that portion described in Right of Way Dedication recorded June 12, 1996 in Book 1385 of Photos, page 475 of the records of Campbell County, Wyoming.

A-1

EXHIBIT B

GUARANTY OF LEASE

[INTENTIONALLY DELETED]

B-1

EXHIBIT C

HAZARDOUS MATERIALS

C-1

ADDENDUM NO. 1 TO LEASE AGREEMENT

HUNT CLUB INVESTMENT GROUP LLC, a Michigan limited liability company (“Landlord”) and HIGH PLAINS GAS, LLC, a Delaware corporation (“Tenant”) are parties to that certain Lease Agreement dated February 27, 2011 (the “Lease”).  Effective as of the same date (the “Effective Date”), Landlord and Tenant desire to amend the Lease as follows:

1.

Security Deposit.  Subject to the provisions of this addendum, in lieu of the cash security deposit required to be provided by Tenant under the Lease (referenced in Subsection 1(g) and Section 6 of the Lease), Landlord agrees to accept from Tenant 240,000 common shares of High Plains Gas, Inc. (HPGS.OB) (the “Shares”).  Tenant shall transfer ownership of the Shares to Landlord concurrently with the signing of this addendum.  Should the value of the Shares ever fall below $240,000 (the “Threshold Value”), as determined by the per share price at the close of trading on the Over-the-Counter Bulletin Board of NASDAQ on the business date immediately preceding the date of determination, Tenant agrees to, within one business day, transfer ownership to Landlord of sufficient additional Shares or cash to meet the Threshold Value.  Should Tenant fail to adhere to the foregoing obligation, Landlord shall have the right to immediately convert the Shares to cash in any manner deemed reasonable by Landlord in its sole and absolute discretion.  Tenant agrees that Landlord shall have the right to sell the Shares for cash and apply and use such cash under the terms provided for the Security Deposit under the Lease, including Paragraph 6 thereof, and further that, upon Landlord selling the Shares or a portion thereof and applying or using such cash as provided for under the Lease, Tenant shall have the obligation to immediately transfer additional shares to Landlord to meet the Threshold Value.  Tenant represents and warrants as follows with respect to the Shares (including any Shares transferred to Landlord in the future):

(a)

Tenant has timely filed each statement, report, registration statement (with the prospectus in the form required to be filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement, and other filing required to be filed with the Securities and Exchange Commission (“SEC”) by Tenant prior to the Effective Date (collectively, the “Tenant SEC Documents”).

(b)

As of their respective filing dates, the Tenant SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules promulgated thereunder (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”)and none of the Tenant SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Tenant SEC Document prior to the date hereof.

(c)

The financial statements of Tenant, including the notes thereto, included in the Tenant SEC Documents (“Tenant Financial Statements”), complied as

2

to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly reports on Form 10-Q, as permitted by Form 10-Q of the SEC).

(d)

The Tenant Financial Statements fairly present the consolidated financial condition, operating results and cash flow of Tenant and its Subsidiaries at the dates and during the periods presented therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments).

(e)

The issuance and delivery of the Shares as consideration in accordance with this addendum shall be, at or prior to the Effective Date (or the date on which such Shares are delivered to Landlord if at a later time to meet the Threshold Value), duly authorized by all necessary corporate action on the part of Tenant, and, when issued at the Effective Time as contemplated hereby, such Shares will be duly and validly issued, fully paid and nonassessable.  Such Shares, when so issued and delivered in accordance with the provisions of this addendum, shall be free and clear of all liens and encumbrances and adverse claims, other than restrictions on transfer created by applicable securities laws and will not have been issued in violation of their respective properties or any preemptive rights or rights of first refusal or similar rights.

2.

Guaranty.  Landlord and Tenant agree that notwithstanding any provision of the Lease to the contrary, no Guaranty shall be required in connection with the Lease unless expressly agreed to in writing between Landlord and Tenant.

3.

Effect of Addendum.  Except as amended by this addendum, all other provisions of the Lease shall remain in full force and effect.

[Signatures follow on next page.]

3

The parties are signing this addendum as of the Effective Date.

Landlord:

HUNT CLUB INVESTMENT GROUP, LLC,

a Michigan limited liability company

______________________________

By:

Its:

Tenant:

HIGH PLAINS GAS, INC.,

a Nevada corporation

______________________________

By:

Its:

4